POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney- in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 27th day of September, 2004.

                          ARCH VENTURE FUND IV, L.P.

                                  By:      ARCH Venture Partners IV, LLC.
                                           its General Partner

                                           By:  _/s/Keith Crandell_______
                                           Managing Director


                          ARCH ENTREPRENEURS FUND, L.P.

                                  By:      ARCH Venture Partners IV, LLC.
                                           its General Partner

                                           By:  __/s/Keith Crandell_____
                                                     Managing Director



                          ARCH VENTURE PARTNERS IV, LLC

                                           By:  _/s/Keith Crandell_____
                                                  Managing Director

                                              __/s/Steven Lazarus_ ____
                                                 Steven Lazarus

                                             ___/s/Keith Crandell______
                                                 Keith Crandell

                                             ___/s/Robert Nelsen_______
                                                  Robert Nelsen

                                             ___/s/Clinton Bybee_______
                                                 Clinton Bybee